Exhibit 10.6
Statement of Work
For
Assisted Living Concepts

Statement of Work
Table of Contents

EXECUTIVE SUMMARY	3

1. SCOPE OF WORK	3
1.1 Services to be delivered	3
1.2 VCPI Responsibilities	3
1.3 Client Responsibilities	3
1.4 Assumptions	3
1.5 Change Management	4
1.6 Other Conditions and Exceptions	4
1.7 Service Level Agreement(s) (SLA)	4
1.8 Deliverables	4
2.1 Pricing Sheet	17
2.2 Contract Term	18
2.3 Method of Payment	18

ATTACHMENT A: CLIENT SOFTWARE DECLARATION	19

Hosted Software Schedule	20
Client License Terms	22

ATTACHMENT B: CHANGE MANAGEMENT PROCESS	26

ATTACHMENT C: SERVICE LEVEL AGREEMENTS	27

ATTACHMENT D: SITE LISTING	29

ATTACHMENT E: STANDARD RATE SCHEDULE	30

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Statement of Work
Executive Summary
VCPI is pleased to present this Statement of Work (SOW) defining the services to be provided to Assisted Living Concepts (“Client”). It is the goal of both organizations to reduce the total cost of ownership for information technology for Assisted Living Concepts. VCPI believes that by providing the services outlined in this SOW we can enable Assisted Living Concepts to benefit from a more stable information technology environment and to increase focus on providing quality care to its residents.
This Contract is entered into pursuant to the Master Technology Services–Standard Provisions Agreement (“Master Agreement”) between VCPI and Assisted Living Concepts (“Client”), the terms and provisions of which are hereby incorporated herein by this reference as fully as though set forth herein. This Statement of Work replaces and supersedes any prior Statement of Work, however titled, between the parties.
1.	Scope of Work

1.1	Services to be delivered

Recurring Services
•	Co-Location/Hosting Services

•	Client Support Services – Limited Scope

•	Telecommunication Services
Non-Recurring Services – as needed
•	Service Desk – Call Escalation

•	Field Support Services

•	Facility Implementation Services

•	IT Consulting Services

•	Procurement Services

•	Software Rental Services
1.2	VCPI Responsibilities
•	Provide an Account Manager to serve as the communication focal point between Client and VCPI.

•	Provide reasonable notification to Client of planned changes to the VCPI network or hosting environment that could potentially impact Client.
1.3	Client Responsibilities
•	Provide an individual to serve as the focal point for communication between Client and VCPI.

•	Client-owned hardware and software maintenance will be the responsibility of the client.

•	Disaster recovery costs for client-owned hardware with third-party vendor(s) will be the responsibility of the client.
1.4	Assumptions
•	Software that is being hosted and supported by VCPI is at a level that is supported by the manufacturer.

•	Client will not have access to the VCPI data center. Any access needed for client will be in the presence of a VCPI employee and will need to be pre-approved with the Director of Production Services 24-hours prior to time access is needed.

•	All non-recurring fees are subject to VCPI quarterly rate changes.

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Statement of Work
•	All fees are subject to annual price increase provisions not to exceed 10% of prior Fee/Unit.
1.5	Change Management
•	Changes to this Scope of Work will be managed utilizing the Change Management Process defined in Attachment B.

•	Additional recurring quantities and services may be added to this SOW by means of the Statement of Work — Addendum. Any additional recurring quantities and services added 6 months after the effective date of this SOW will cause the term on this SOW to be extended by 12 months.
1.6	Other Conditions and Exceptions
•	In the event of software manufacturer (beyond the control of VCPI) or regulatory changes requiring architectural or infrastructure changes, VCPI reserves the right to adjust fees by a reasonable amount.

•	In the event VCPI resources are required to address situations clearly caused by the Client or any party acting on behalf of the Client, they will be billed at the Time & Materials rate with no Service Level Agreement (SLA) guarantees.
1.7	Service Level Agreement(s) (SLA)
•	The service levels agreed to between VCPI and Client are contained in Attachment C.

•	SLA attainment is dependent upon Client Requirements/Assumptions identified within each deliverable being met.
1.8	Deliverables
Co-Location/Hosting Services (150)
Production Services – Application Hosting (150.1)
Overview
•	VCPI will host up to five (5) applications on the Client Software Declaration (Attachment A) on a Citrix Metaframe distribution model.

•	Additional fees will be charged for every hosted application above the five (5) included in the Application Hosting base offering.

•	VCPI supports applications certified to work in a Microsoft operating system (Windows 2000 and later) with a terminal services topology.

•	Applications will be available 24x7x365 with the exception of scheduled maintenance windows which will be communicated and coordinated with advance notice.

•	Client will not have access to the VCPI data center. Any access needed for client will be in the presence of a VCPI employee and will need to be pre-approved with the Director of Production Services 24-hours prior to time access is needed.
Hardware Provided by VCPI
•	Application, database and access server hardware.

•	Data center networking hardware.

•	Storage and application backup hardware.

•	Maintenance of provided hardware including hardware lifecycle management.
Software Provided by VCPI
•	Server and network operating systems.

•	Systems management, network management and storage hierarchy management software.

•	Application server security solutions.
Services Provided by VCPI
•	Routine server and network administration.

•	Server and network monitoring, troubleshooting.

•	System recovery in the event of failure of hosted system(s).

•	Daily backup of user and application data on hosted systems.

•	Offsite archival of backed up data.

•	Microsoft security management.

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Statement of Work
Messaging
o	Hosted Email system is using Microsoft Exchange platform.

o	Highly redundant and highly available solution.

o	VCPI supports MS Outlook, Citrix access and MS Outlook Web Access (OWA).

o	Mobile messaging via MS Windows Mobile or Blackberry technology available.

o	Environment backup up daily.

o	Anti-Spam solution available.

o	Mailbox/Email restoration available.

o	Email Archiving available.
Data Storage
o	Highly redundant file systems for high availability.

o	Network attached systems available for hosting business data.

o	SAN (Storage Area Network) attached database environment.

o	Environment backup up daily.

o	On site MS SQL database expertise.
Client Requirements and Assumptions
Hardware
•	Client provides all application, database and access server hardware and is responsible for any maintenance of the hardware.

•	Client provides personal computers and networking devices (or other VCPI-approved devices) configured for access to the VCPI network using TCP/IP.

•	Any applications that require additional hardware resources or do not conform with standard hardware configurations could be an additional expense for clients
Software Licensing, Software Support and Software Maintenance
•	Client is responsible for all application and database software licensing, server operating system software, Client-access licenses, software support and software maintenance costs.

•	Client is responsible for all workstation based operating systems, applications and network access licensing, connectivity software (i.e. Microsoft Terminal Server and/or Citrix) licensing, support and maintenance.

•	Client is to provide software technical support contact for non-VCPI software partners.
Email
•	Client will use the VCPI domain name (i.e. user@vcpiclients.com) unless Client has a registered domain.

•	Client is responsible for domain name registration and renewal.

•	Client must provide VCPI engineering staff with technical contact access to domain name registration for proper routing of mail to VCPI mail servers.

•	All mailboxes are limited to 25mb of storage.

•	All Corporate offices are entitled to 50 mailboxes with base hosting fee.

•	All sites are entitled to 20 mailboxes with base hosting fee.
General
•	Telecommunications equipment owned and/or managed by the Client must be configured for access to the VCPI network. Client understands that VCPI involvement is billed at a Time & Materials rate.

•	Client must adhere to the VCPI issued IP address scheme.

•	For the safety and security of all hosted users, Client must follow VCPI User/Network Security policies (i.e. Username standards, password format and change period, etc.)

•	Undeclared/non-contracted software and systems are the responsibility of the Client to support. Any VCPI involvement or integration is billed at a Time & Materials rate and is outside the scope of any specified SLAs.

•	Storage allowance included in base hosting fee: 1GB for Corporate Offices, 500MB per site.

•	Default tape retention is current calendar year + 2 years from date of backup.

•	All personal computers and servers connected to the VCPI network must have current Anti-virus software, and latest Operating System security and service packs installed to be eligible for SLAs.

•	Virus infections and related support and cleanup will be billed at a Time & Materials rate. If Client does not address identified infections, Client will be disconnected from the VCPI network until resolved.

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Statement of Work
Production Services – Information Security Services (150.2)
Overview
VCPI will strive to protect Client’s information from damage, loss, misuse, or unauthorized disclosure in a manner that helps VCPI develop and preserve valuable trust relationships, instill absolute confidence with our clients, and comply with applicable regulatory compliance objectives.
VCPI will protect the confidentiality, integrity, and availability of Client’s information by identifying, controlling, and minimizing or eliminating security risks through targeted protection, detection, and response services and capabilities established throughout each of VCPI’s Service Offerings.
The Identity & Access Management and Information Security Engineering & Operations Services have been outlined commensurate with the IT business needs of the Long Term Care Industry to minimize Client’s security risks, including; reputational (competitive advantage), operational, legal, financial, and regulatory.
Production Services – Identity & Access Management (150.3)
Overview
The VCPI Identity & Access Management (IAM) Team Provide a single, centralized authorization and role based user account provisioning solution for all VCPI hosted solutions.
VCPI provides a user provisioning process to ensure compliance with applicable internal Information Security Policies for user account management and regulatory requirements such as Sarbanes Oxley & HIPAA to ensure the protection of Client’s data in a consistent and repeatable manner.
Hardware Provided by VCPI
•	Fully Redundant Domain Controller server hardware.

•	Data center networking hardware.

•	Maintenance of provided hardware.
Software Provided by VCPI
•	Microsoft Active Directory (AD) and defined services.

•	Server and network operating systems.

•	Systems management, security management, and network management software.
Services Provided by VCPI
     Centralized Network and Application User Account Management including:
•	New Account Requests: Employees who are new or have never logged onto the PC using their own credentials.

•	Additional Access Requests: Employees who have an existing account in which more access is needed. This Type of request does not remove the existing access that employee already has.

•	Transfer/Change Position Requests: Employees who have relocated to a new House and/or have changed positions. This type of request does result in the removal of access not required at the new House or under the new position.

•	Name Change Requests: Employees who have had a name change and need to have their existing account updated to reflect the new name. This type of request does not change the existing employee access.

•	Disable/Employee Termination Account Requests: Employees who have been terminated or are still employed but no longer need a computer account.
Production Services – Server & Workstation Anti-Virus (150.4)
Overview
•	VCPI will ensure anti-virus software is configured to proactively protect and automatically update to the latest anti-virus files on a regular basis to protect the Client’s physical and electronic assets.

•	VCPI will proactively manage the Anti-Virus software in a in a professional and planned way to reduce the potential impact of Malware (e.g. viruses, worms, Trojans). Failure to respond appropriately to a virus incident can rapidly result in multiple system failures and continued infection.

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Statement of Work
Hardware Provided by VCPI
•	Data center networking hardware.

•	Maintenance of provided hardware.
Software Provided by VCPI
•	VCPI defined Anti-Virus agents and management software.

•	Network operating systems.

•	Systems management, security management, database management, and network management software.
Services Provided
•	Installation as well as ongoing updates and management of Anti-Virus agents on Client’s desktops and servers.

•	VCPI provides protection from the newest potentially unwanted program security threats, application-specific buffer overflow attacks, and blended attacks

•	VCPI utilizes firewall and intrusion prevention technology to delivers maximum proactive protection in a single, integrated solution package

•	VCPI utilizes a single, centralized event monitoring and alerting repository solution to provide a complete security management solution, including detailed graphical reporting on a client by client basis.
Client Requirements and Assumptions
•	Users must log out of PC and leave PC powered on in order to receive updates after business hours.

•	If anti-virus software provider has not recognized the virus and it does cause damage to the Client’s software/hardware, VCPI is not responsible for the damages.

•	Telecommunications equipment owned and/or managed by the Client must be configured for access to the VCPI network. VCPI involvement is billed on a Time & Materials basis.

•	Client adherence to VCPI issued IP address scheme.

•	For the safety and security of all hosted users, Client must follow VCPI User/Network Security policies. (i.e. Username standards, password format and change period, etc.).
Production Services – Messaging Security (150.5)
Overview
•	Unsecured communications and uncontrolled content not only threaten your ability to be HIPAA compliant, they can also damage your relationship with clients, partners, and suppliers.

•	VCPI’s Messaging Security services defend your organization against such dangers, allowing you to control email content, and to secure communications into your organization.
Services Provided by VCPI
•	VCPI provides Messaging Security services to guard against email specific threats such as viruses, spam, identity theft (i.e. phishing) and targeted blackmail campaigns that jeopardize business continuity, regulatory compliance, reputation and brand.

•	VCPI provides initial service implementation as well as ongoing support for service changes, information, and training

•	VCPI guarantees 100% protection from all viruses

•	VCPI guarantees 95% of all inbound unsolicited, bulk email (SPAM) will not reach your email box.
Production Services – Security Event Monitoring (150.6)
Services Provided by VCPI
•	VCPI utilizes a centralized, intelligent Security event monitoring appliance to collect and correlate log data from selected network and system devices to alert the VCPI staff of any suspicious information or events related to VCPI’s servers and network infrastructure. Where necessary, this information is utilized as part of the VCPI Incident Response & Management Process (IRAMP), which is a cross functional response process, which includes reporting and corrective action guidelines and based upon incident criticality in a professional and planned way reducing its impact (i.e. downtime) and cost to the business.

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Statement of Work
General
•	Telecommunications equipment owned and/or managed by the Client must be configured for access to the VCPI network. Client understands that VCPI involvement is billed at a Time & Materials rate.

•	Client must adhere to the VCPI issued IP address scheme.

•	For the safety and security of all hosted users, Client must follow VCPI User/Network Security policies (i.e. Username standards, password format and change period, etc.)

•	Undeclared/non-contracted software and systems are the responsibility of the Client to support. Any VCPI involvement or integration is billed at a Time & Materials rate and is outside the scope of any specified SLAs.

•	Storage allowance included in base hosting fee: 1GB for Corporate Offices, 500MB per site.

•	Default tape retention is current calendar year + 2 years from date of backup.

•	All personal computers and servers connected to the VCPI network must have current Anti-virus software, and latest Operating System security and service packs installed to be eligible for SLAs.

•	Virus infections and related support and cleanup will be billed at a Time & Materials rate. If Client does not address identified infections, Client will be disconnected from the VCPI network until resolved.
Production Services – Hosting Facilities and Environment (150.7)
Services Provided
•	Complete Data Center environmental management including:
▪	Redundant power via Uninterruptible Power Supply (UPS) units

▪	Backup generators covering all systems and environments.

▪	Fire suppression system

▪	Redundant cooling system

▪	Raised Floor
•	Physical access controls

•	7x24 environmental monitoring of all critical systems including UPS, Cooling Units, and Fire Suppression System

•	Network Operations Center (NOC) onsite for continuous environment monitoring and management
Production Services – Business Resumption (150.8)
Services Provided
     Disaster Recovery
•	Contract with Sungard providing:
▪	Data Center facilities

▪	Production equipment including servers, network, and data storage platforms

▪	DR exercises conducted 3 to 4 times annually
•	Defendable and Auditable Disaster Recovery Plan documenting all procedures and responsibilities.

•	Disaster Recovery Coordinator overseeing all DR planning and exercises.

•	Production data duplicated daily and stored at an offsite location.
Client Requirements and Assumptions
•	Client is responsible for costs incurred directly with SunGard for Disaster Recovery (DR) coverage for client owned hardware. These fees will be passed to client at VCPI’s cost and are subject to change as the client’s data center environment changes. Any changes to the SunGard DR contract or changes in fees for client-owned hardware would need to be pre-approved by client.
Production Services – Enterprise Monitoring and Management (150.9)
Services Provided
•	7x24 monitoring of all critical production systems including:
•	Servers

•	Network

•	Storage

•	Backup

•	Data Access – Data Security
•	Incidents and events identified are automatically communicated to Engineering Support Teams, Operations, and the Service Desk.

•	Centralized availability and performance dashboard implemented to provide visibility and information on the status of production systems.

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Statement of Work
Production Services – Change and Performance Management (150.10)
Services Provided
•	Centralized Change Management standards and procedures to ensure coordination and communication of all scheduled system updates.

•	Daily review and approval process for all requested system changes, upgrades, and maintenance activities.

•	Performance Management for production systems coordinated within Engineering Team to ensure high levels of client application performance.

•	Centralized systems management tools gathering availability and performance metrics for all production equipment.

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Statement of Work
Client Support Services (210)
Service Desk (210.1)
Services Provided
•	Support calls requiring escalation from Client’s Service Desk to VCPI’s Service Desk for support needed from VCPI personnel such as Tier 3 techs, system and network engineering, and other support groups within VCPI.

•	Phone coverage, 24 hours per day, 7 days per week, is provided:
▪	Monday through Friday: Client Service Desk is staffed with onsite analyst(s) taking calls from 6:30 AM through 8:30 PM Central Time.

▪	Holidays (excluding Christmas Day): Client Service Desk is staffed with onsite analyst taking calls from 8:00 AM through 2:30 PM Central Time (during high call volume, calls may be answered by answering service).

▪	Saturday and Sunday: Calls are answered by an answering service. The answering service will triage and escalate to the on-call analyst, and Client will receive a call back.
General
•	Standardized call reports, generated from the Remedy Call Tracking database, may be provided to Client on a weekly basis by request.

•	VCPI will meet or exceed service levels outlined above at a 90% or greater level based on a rolling monthly average of all Client calls within a specific priority.
Priority Definitions
The VCPI service desk triages incoming service requests based upon the impact to the client. VCPI utilizes four levels of priorities to categorize service requests. The four levels are defined below. Employing these four levels of priorities ensures that those service issues with greatest financial or business impact are addressed as quickly as possible to eliminate or reduce the impact to our clients’ ability to perform their job functions.
•	Urgent: Entire facility or corporate department down; severe business impact (compliance, resident care); time deadline with financial penalties (e.g. MDS submission; payroll; State is in the building)
SLA: Warm Transfer

•	High: Affecting single user, work cannot continue elsewhere; possible financial impact; issue must be resolved same day SLA: 2.5 Hours

•	Medium: Affecting single user; work can continue elsewhere; no financial impact. SLA: 8 Business Hours

•	Low: Installation/Move/Add/Change (IMAC) SLA: As scheduled
Client Support Services – Service Desk Objective Level Agreement
Call Back
•	Urgent – Call will be warm transferred to a technician.

•	High – Initial call back within 2.5 hours.

•	Medium – Initial call back within 8 business hours.

•	Low – As scheduled per work order or project plan.
Definition of Terms
Business Day
•	Calls placed to the VCPI 800 service desk Monday through Friday between 6:00 AM and 6:00 PM will be returned between Monday and Friday, 7:30 AM to 5:30 PM local time based on caller location (excluding published Holidays.)

•	Calls placed to the VCPI 800 service desk Monday through Friday between 6:00 AM and 5:00 PM will be returned Monday through Friday, 6:00 AM to 6:00 PM local time based on caller location (excluding published Holidays.)
     Example:
A call placed at 3:00 PM Central Time on Monday, the business day will begin at 3:00 PM and end at 6:00 PM. The business day will start again at 7:00 AM the following day.

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Statement of Work
Events which can delay service levels and service delivery
•	Virus affecting multiple sites and VCPI servers.

•	Third Party Vendor takes application off line, planned or unplanned.

•	Client makes a change that causes the server to go down, creates performance issues on the server, or causes access issues.

•	Force Majeure (e.g. Flood, Weather, Tornado, etc.).

•	Third Party Vendor is the defined service provider for specific client/area.
Client Requirements and Assumptions
•	VCPI staff will identify call priority based on Priority Definitions above.

•	Client will provide an accurate site number (see attachment D – Site Listing for site numbers) when placing a call.

•	Client must be available to take the analyst’s call or identify alternate contact person.

•	PC or printer must be connected to VCPI network.

•	PC must be running anti-virus software with updated definition files.

•	Client must have called the VCPI Service desk directly to log the call. Calls placed to other members of the organization are not subject to Service Desk SLAs.

•	Cabling must be certified and clearly marked.

•	Workstation hardware requirement:
o	NeoWare ThinClient (or equivalent)

o	PC: P200 or above, 128 MB RAM, 4 GB HDD
Management Services – Account Manager (210.2)
Services Provided
•	Serve as a focal point of communication between Client and VCPI.

•	Facilitate weekly or monthly meetings to update status of projects and to report on service level agreements.

•	Conduct quarterly satisfaction surveys.

•	Project Management for projects with VCPI resources.

•	Responsible for getting necessary authorization for: installations, moves, adds and/or changes to the current environment as well as the labor and travel required to provide such service.

•	Review monthly invoices for accuracy prior to issuance.

•	Provide case studies to justify current Client expenditures.

•	Identify and effectively communicate services that VCPI has to offer as it relates to the Client’s business requirements.
Objective Level Agreement
•	Respond to Client E-mails/voicemails in a timely manner.
Client Requirements and Assumptions
•	Provide a single point of contact to serve as the focal point for communications between Client and Account Manager, especially communications regarding project approvals, billing and issue resolution.

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Statement of Work
Telecommunication Services (450)
Telecommunication Services and Network Operations– Network Connectivity (450)
Services Provided
•	Access to the VCPI network via Virtual Private Networking (VPN) through the Internet.

•	Network analysis and growth planning.

•	Wide Area Network (WAN) monitoring, reporting, troubleshooting, security, and maintenance for Client’s corporate, facility sites, and other business locations.

•	Where applicable, frame relay service with a port speed from 128K to 1.5Mbps with rate limited Internet service.

•	Configuration and Management of all Customer Premise Equipment (CPE) including wireless based upon VCPI standards
Client Requirements and Assumptions
•	Location-level connectivity to the VCPI network through dedicated point-to-point connection, Frame relay, or Virtual Private Network (VPN).

•	Equipment procurement based upon pre-approved/VCPI standard CPE.

•	WAN Telecommunication troubleshooting and escalation to data carriers and problem resolution.

•	Business Class broadband service with static IP Addressing such as DSL and Cable modem with static IP address is required for facility VPN connectivity.

•	Remote or VPN access requires VCPI approved VPN technology and Internet connectivity using DSL, Cable modem or dial-up access. VCPI can provide dial-up access service.

•	High speed Internet service (DSL, cable modem) will be billed directly to Client.

•	All connectivity services require a minimum 45-60 days notice prior to requested installation date (expedited installations are available for an additional charge based on carrier availability).

•	Hardware purchased independently by Client for connectivity use must be delivered to VCPI at least 2 weeks prior to requested turn-up date.

•	Cisco routers are required for all frame relay installations. Juniper Netscreens or Cisco routers are required for all site VPN installations as CPE.

•	Access to CPE is limited to VCPI staff only.

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Statement of Work
Field Support Services (310) – As needed
Onsite Technical Support (310.1)
Services Provided
•	Onsite technical support to resolve issues that cannot be fixed remotely.

•	Hardware diagnosis, troubleshooting, repair, and potential replacement.

•	Operating System diagnosis, troubleshooting, repair, and potential reinstallation not related to scheduled updates.

•	Local Area Network (LAN) diagnosis, troubleshooting, and potential repair.

•	“Good Faith” estimates (labor, travel, and mileage) will be given to Clients before we go onsite.

•	Onsite service is offered Monday thru Friday from 8:00am to 5:00pm (local standard time) and is billed at the current VCPI Standard Hourly Rate (see Attachment E – “Standard Rate Schedule”) plus applicable travel and expenses. Requests for weekend, after hours, or Holiday work must be given two weeks in advance. However, availability is based on FTE schedule. All weekend and after hours work is to be billed at Time and a Half, all Holiday work is billed at Double Time (labor and travel).
Client Requirements and Assumptions
•	Client must authorize prior to site visit.
Field Support Services – Site Assessment (510)
Services Provided
  Comprehensive IT assessment of sites as requested by client including:
•	Inventory of PC’s, printers (local and network), servers, network equipment and network infrastructure.

•	Inventory of current systems in use by the site (i.e. Dietary, Therapy, AP, AR, GL, Resident Trust, Clinical and Financial Applications).

•	Inventory of any other local software in use by sites (i.e. office productivity, anti-virus, communications programs, etc.).

•	Inventory of user drives to be moved to network share.

•	Determine internet connectivity.

•	Floor plan of site (if one is available) detailing cable runs, locations of offices, PC’s, printers, etc.
  Deliverables:
•	Document detailing site assessment objectives.

•	Schedule with date of visit by facility and technician’s name.

•	Call to facility the day prior to site assessment.

•	Recommendation detailing equipment not meeting VCPI standards which must be upgraded to be covered by support agreements.
Client Requirements and Assumptions
•	VCPI will need at least 2 weeks notice prior to site assessment to ensure availability of resource to perform this survey.

•	VCPI will provide Client with the VCPI site assessment objectives before going onsite. If there is any other information the Client requires, they must provide this to VCPI one day prior to the technician going onsite.

•	Provide contact to tour site with VCPI technician.

•	A site not ready fee of $750 per FTE scheduled will be assessed to Client if the site denies access to VCPI technician on the scheduled date for the site visit.

•	Standard facility implementation will be completed no earlier than 45-days from contact execution date. If an expedited implementation is requested by client, VCPI’s standard list price for site implementation will be voided, and the client will be billed on a time and material basis for time spent to implement these expedited facilities.

•	Fee for Site Assessment (510) does not include travel expenses or travel time. These will be billed to the client as they occur.

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Statement of Work
Field Support Services – Site Implementation (515)
Services Provided
•	Setup of IT equipment at new/existing Client sites.

•	Configuration of Client’s hardware (that meets VCPI hardware specs) for use on the VCPI network.

•	Establish connectivity to the VCPI network, through use of VCPI approved network appliance.

•	Move user files to network share, as required.

•	Basic user training on accessing and logging in to Citrix.
VCPI Requirements
•	Due to the lead times dictated by telecom companies to install Frame Circuits or high speed Cable/DSL service, VCPI requires 45-60 days notice prior to site implementation to have Frame circuits installed and 30 days notice to have Cable/DSL modem connectivity established. VCPI will make no guarantees that said service will be installed by a given date because of our reliance on the telecom companies to finish their work.

Note:
•	If client requires installation dates which require VCPI to work with the telecom company twice; the second work will be billable at current Field Engineering Services hourly rate in Appendix E.
•	If the site will need cabling and Client will contract with VCPI to install cabling, VCPI requires at least 30 days notice. VCPI can have cable runs done at a Time & Materials rate using 3rd parties that VCPI has contracts with. Emergency jobs can be done at $150/hr or more.

•	VCPI recommends the Client have the cabling contractor that will be installing cable, perform a cabling survey to determine the cost and the time required for the cabling run. This also ensures that they have the proper materials and manpower available to do the installations in a timely manner.
Client Requirements and Assumptions
•	Minimum of 45 days notice prior to Site Implementation. VCPI cannot guarantee Cabling, hardware availability, and availability of staff for Site Implementation without this notice.

•	Data carrier connectivity must be established prior to Site Implementation date for the site.

•	Connection to VCPI must have a fixed IP address provisioned to it.

•	All locations in the site that will have a network device (PC, Printer, Thin Client, etc) must all be cabled from devices to the network closet.

•	All hardware purchased independently by Client for use in Site Implementation must be delivered to VCPI or Site at least one (1) week prior to Site Implementation date. Configuration of hardware after Site Implementation will be performed as a separate project.

•	A “Site Not Ready” fee of $750 per scheduled FTE may be assessed if the connectivity and/or cabling arranged by the Client or hardware purchased by the Client are not available by the scheduled Site Implementation date.

•	Existing cabling or cabling installed by Client must be tested and certified for VCPI to ensure that connectivity can be established from network devices to VCPI network. VCPI will not make any guarantees for cabling that is pre-existing or that has been installed by a contractor other than those that VCPI has existing contracts with.

•	Standard facility implementation will be completed no earlier than 45-days from contact execution date. If an expedited implementation is requested by client, VCPI’s standard list price for site implementation will be voided, and the client will be billed on a time and material basis for time spent to implement these expedited facilities.

•	Fee for Site Implementation (515) does not include travel expenses or travel time. These will be billed to the client as they occur.

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Statement of Work
IT Consulting Services (760) – As needed
Service Options
     This service is available for IT solutions beyond the scope of the Recurring Services offering. This offering includes:
•	Leading industry expertise in various IT disciplines

•	Access to leading IT research materials and bleeding edge technologies

•	Long-Term Care specific IT knowledge

•	PMI Project Management disciplines

•	See Attachment E – “Standard Rate Schedule” for VCPI’s Standard hourly rates
Procurement Services – Procurement (995) – As needed
Services Provided
     Acquire technology components on Client’s behalf at current VCPI List Price:
•	Desktops and Accessories

•	Laptops and Accessories

•	Miscellaneous Technology Accessories

•	Networking Equipment

•	Printers and Accessories

•	Servers and Accessories
Objective Level Agreements
•	For emergency requests VCPI can purchase items at Client-set deadline. However, VCPI cannot guarantee delivery time.

•	VCPI will obtain refund or replacement for Client if hardware received is damaged or defective. VCPI will obtain refund or replacement upon receipt of hardware from Client and credit Client account with VCPI as appropriate.
VCPI Purchasing Time Frames (From time order is received by VCPI Purchasing to when order is delivered to site)

	Standard Order		Large Order	Non-Standard
	(Equipment listed		(Quantified as over	Order (Equipment
	on VCPI Standards		10 pieces of	not on VCPI
	List)	Rush Order	equipment)	Standards List)	Service Parts Order
Turnaround time (including order processing)	5-7 business days.	1-3 business days.	9-12 business days.	5-7 business days – Reasonable Effort.	5-7 business days – Reasonable Effort.
Product Availability
VCPI reserves the right to substitute models within brands, potentially at a higher rate, if Client requested hardware becomes discontinued or unavailable. VCPI will notify Client of rate and/or model change as soon as the model information becomes available to VCPI personnel and will provide advice to Client on a migration path.
Client Requirements and Assumptions
•	If software licenses are not rented/purchased through VCPI then Client is responsible for producing valid proof of licensure for software hosted through VCPI.

•	If Client requires that an emergency request be processed and shipped same day, VCPI must receive the purchase request by 3 PM CST.

•	If hardware arrives defective or damaged, Client must ship hardware back to VCPI within 2 business days of receipt of hardware so that VCPI may obtain replacement or refund for Client.

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Statement of Work
Software Rental (158)
Services Provided
     Software rental through VCPI for the current supported versions of the following software:
•	Microsoft Office XP Standard & Professional Editions

•	Microsoft Exchange 2000

•	Microsoft Terminal Services

•	Microsoft Visio

•	Microsoft SQL Standard & Professional Server Editions

•	Clinical/Financial Client chosen applications

•	McAfee Anti-virus software
Client Requirements/Assumptions
•	Client must indicate to VCPI which option for software is chosen.

•	Client must sign “Client License Terms and Conditions Regarding Use of Microsoft Software Products” (Attachment B).

•	Client agrees to provide properly licensed software necessary to host Client’s applications (the “Third Party Software”) other than VCPI standard monitoring, and statistics software (the “VCPI Software), which will be provided by VCPI.

•	Client will provide VCPI with proof of licensing for Third Party Software not acquired by VCPI. Client assumes the full responsibility for all Third Party Software used in connection with hosting Client’s applications, other than software acquired on its behalf by VCPI. Third Party Software shall be licensed to Client from its respective owner(s) (The “Software Vendor(s)”).

•	Client hereby indemnifies VCPI for any claims, damages, and/or causes of action arising from or relating to (1) Client’s failure to acquire and maintain valid software licenses for all Third Party Software; and (2) any claims by a software vendor that Client, or any party who has received access to the Third Party Software through Client (other than VCPI), has misused its Third Party Software, breached a Third Party Software license, or infringed its intellectual property rights in its Third Party Software.

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Statement of Work
2.	SUMMARY of SERVICES and PRICING

This Contract is entered into pursuant to the Master Technology Services–Standard Provisions agreement (“Master Agreement”) between VCPI and client name (“Client”) the terms and provisions of which are hereby incorporated herein by this reference as fully as though set forth herein.

2.1	Pricing Sheet

				One-Time
Service	Occurrence	Fee/Unit	Quantity	Fee	Monthly Fee

Recurring Services

Co-Location/Hosting Services [150]	Monthly	$305.00	210		$64,050.00

Client Support Services [210.2]	Monthly	$30.00	210		$6,300.00

Telecommunication Services [450]	Monthly	$100.00	210		$21,000.00
IT Consulting Services
Service Desk - Call Escalation [210.1]	As needed	Attachment E - Standard Rates
IT Consulting Services [760]	As needed	Attachment E - Standard Rates

Total Service Fees		$435.00		$	$91,350.00

Additional Pricing Terms:
1.	All non-recurring fees are subject to VCPI quarterly rate changes. Prices do not include annual software maintenance fees or taxes.

2.	Licensing fees are subject to vendor rate at time of contract draft.

3.	All recurring fees are subject to annual price increase provisions not to exceed 10% of prior Fee/Unit.

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Statement of Work
2.2 Contract Term
36 months beginning the first full month after effective date
This SOW shall be deemed effective as of                     , 20___(“Effective Date”).
All recurring fees stated within this contract, or new recurring fees added for additional services during the term of the contract are valid through the end date of the Contract Term listed above.
Monthly recurring fees will be charged beginning the first full month after the execution date of the SOW.
Upon renewal of this contract, prices are subject to change.
2.3 Method of Payment
Monthly fees are billed, in arrears, as the services are performed or the expenses are incurred. Payment is due within 30 days of the invoice date.

Accepted by VCPI:	Accepted by Assisted Living Concepts:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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Statement of Work
ATTACHMENT A: Client Software Declaration
Required Licenses: Client agrees to provide properly licensed software necessary to host Client’s applications (the “Third Party Software”) other than VCPI standard monitoring, and statistics software (the “VCPI Software”), which will be provided by VCPI. Client agrees that all Third Party Software required in connection with its initial configuration is set forth below, and will be acquired through the option selected by Client.
To the extent that Client desires to install, or have VCPI install on its behalf, additional Third Party Software, it will provide VCPI with proof of licensing for Third Party Software not acquired by VCPI. Client assumes the full responsibility for acquiring and maintaining valid software licenses for all Third Party Software used in connection with hosting Client’s applications, other than software acquired on its behalf by VCPI. Third Party Software shall be licensed to Client from its respective owner(s) (the “Software Vendor(s)”).
All title and intellectual property rights in and to Third Party Software shall be controlled by the terms of the applicable licenses, and Client agrees to only use such software in accordance with the instructions, use rights and/or licenses provided by the applicable Software Vendor. All right, title and interest in and to the VCPI Software shall be controlled by the applicable license agreement, or if not specified, shall be owned at all times by VCPI. All title and intellectual property rights in and to any content accessed through use of Third Party Software or VCPI Software is the property of the respective content owner, may be protected by applicable copyright or other intellectual property laws and treaties, and may only be used as authorized by such owner. Nothing herein grants Client any rights to use such content.
Client hereby indemnifies VCPI for any claims, damages, and/or causes of action arising from or relating to (i) Client’s failure to acquire and maintain valid software licenses for all Third Party Software; and (ii) any claims by a Software Vendor that Client, or any party who has received access to the Third Party Software through Client (other than VCPI), has misused its Third Party Software, breached a Third Party Software license, or infringed its intellectual property rights in its Third Party Software.

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Statement of Work
Hosted Software Schedule

VCPI Monthly
Vendor	Title	Version	Price[1]	Option	Quantity[2]
ADP	Payroll		N/A	C	N/A
Comshare	ALC Budgeting application.		N/A	C	N/A
Document Entry	Accounts Payable invoice information		N/A	C	N/A
eTime	Time and Attendence		N/A	C	N/A
F9	Solomon Add-on application		N/A	C	N/A
FAS	Fixed Asset application. - Still used?		N/A	C	N/A
FRx	Report Generator Application		N/A	C	N/A
NetSatisfaction			N/A	C	N/A
Office	Microsoft Office		N/A	C	N/A
Petty Checks			N/A	C	N/A
QCT Review			N/A	C	N/A
Rate Increase	Annual rate increase application.		N/A	C	N/A
Sharepoint Portal	Intranet Server		N/A	C	N/A
Solomon	Accounts Payable, Accounts Receivable, General Ledger		N/A	C	N/A
SQL 2000	SQL Database Server		N/A	C	N/A
U are U	Employee identification verification application		N/A	C	N/A

[1]	VCPI Monthly Price: This VCPI price is a monthly charge for Microsoft licenses if Option A is selected, which includes Client and server licensing; Citrix user licenses are One-Time-Charge (OTC).

[2]	Quantity: Quantity listed is the number reported to VCPI by Client at the time of signature. This number may be updated during the term of the active agreement.

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Statement of Work
Option A. Monthly Rental from VCPI of Microsoft Software:
Client hereby agrees that VCPI will acquire licenses on a monthly basis for the Microsoft products set forth as Option A (the “Microsoft Software Products”). VCPI may change the prices charged to Client for such Microsoft Software Products on 30 days’ prior written notice due to increases in the prices charged by Microsoft. Client hereby agrees to comply with all terms and conditions set forth in Attachment B with respect to such Software Products, and to otherwise cooperate with VCPI to use the Microsoft Software Products only as authorized by Microsoft.
Option B. Client to use VCPI as Preferred Software Vendor:
Client hereby directs and authorizes VCPI to order on Client’s behalf the Third Party Software products listed as Option B. Client agrees to remit payment to VCPI, (a) the amount of the license fee, which VCPI will remit to the Third Party Software provider on Client’s behalf; and (b) a 5% service fee for this administration. Upon payment by Client, title to such software licenses will pass directly to Client.
Option C. Client-Supplied Third Party Software:
Client agrees to acquire directly from its own supplier licenses for the Third Party Software products listed as Option C. Client agrees to supply to VCPI prior to Activation with software media and proof of licensing for such Software Products, however, Client assumes the full responsibility for acquiring and maintaining valid software licenses for all Third Party Software acquired by Client for use in connection with hosting Client’s applications.

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Statement of Work
Client License Terms
Terms and Conditions Regarding Use of Microsoft Software Products
This document concerns Client’s use of Microsoft software, which includes computer software provided to Client as described below, and may include associated media, printed materials, and “online” or electronic documentation (individually and collectively “SOFTWARE PRODUCTS”). VCPI does not own the SOFTWARE PRODUCTS and the use thereof is subject to certain rights and limitations of which VCPI needs to inform the Client. Client’s right to use the SOFTWARE PRODUCTS provided by your agreement with VCPI, and to your understanding of, compliance with and consent to the following terms and conditions, which VCPI does not have authority to vary, alter or amend.
1.	DEFINITIONS.
a.	“Client Software” means software that allows a Device to access or utilize the services or functionality provided by the Server Software.

b.	“Device” means each of a computer, workstation, terminal, handheld PC, pager, telephone, “smart phone”, or other electronic device.

c.	“MICROSOFT SOFTWARE” means computer software, and may also include associated media, printed materials, and “online” or electronic documentation licensed by Microsoft and provided to Client as a service by VCPI.

d.	“Server Software” means software that provides services or functionality on a computer acting as a server.

e.	“Redistribution Software” means the software described in Paragraph 4 (“Use of Redistribution Software”) below.
2. OWNERSHIP OF SOFTWARE PRODUCTS. The SOFTWARE PRODUCTS are licensed to VCPI from an affiliate of the Microsoft Corporation. All title and intellectual property rights in and to the SOFTWARE PRODUCTS (and the constituent elements thereof, including but not limited to any images, photographs, animations, video, audio, music, text and “applets” incorporated into the SOFTWARE PRODUCTS) are owned by Microsoft or its suppliers. The SOFTWARE PRODUCTS are protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The Client’s possession, access, or use of the SOFTWARE PRODUCTS does not transfer any ownership of the SOFTWARE PRODUCTS or any intellectual property rights to the Client.
3. USE OF CLIENT SOFTWARE. Client may only use the MICROSOFT SOFTWARE PRODUCTS in accordance with the instructions, and in connection with the application services, provided to Client by VCPI. Client is only authorized to remotely access the functionality of the MICROSOFT SOFTWARE PRODUCTS except for certain Client Software and Other Software that may be installed on Client’s Devices as expressly authorized by VCPI. Other than such Client Software and Other Software, Client may not install any other components of the MICROSOFT SOFTWARE PRODUCTS on Client’s Devices.
4. COPIES. Client may not make any copies of the SOFTWARE PRODUCTS; provided, however, that Client may (a) install one (1) copy of certain Client Software on Client’s Device as expressly authorized by VCPI; and (b) Client may install copies of certain Other Software as described in Paragraph 14 (Other Rights and Limitations) below. Client must erase or destroy such Client Software and/or the Other Software upon termination of Client’s agreement with VCPI, upon notice from VCPI or upon transfer of Client’s Device to another person or entity, whichever first occurs. Client may not copy the printed materials accompanying the MICROSOFT SOFTWARE PRODUCTS.
5. LIMITATION ON REVERSE ENGINEERING, DECOMPILATION AND DISASSEMBLY. Client may not reverse engineer, decompile, or disassemble the MICROSOFT SOFTWARE PRODUCTS, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.
6. RENTAL. Client may not rent, lease, lend, or transfer, directly or indirectly, the MICROSOFT SOFTWARE PRODUCTS to any third party.
7. TERMINATION. Without prejudice to any other rights, VCPI may terminate Client’s rights to use the MICROSOFT SOFTWARE PRODUCTS if Client fails to comply with these licensing terms. In such event, Client must cease using and destroy all copies of the MICROSOFT SOFTWARE PRODUCTS and all of its component parts, and delete same from any Device owned or controlled by Client.
8. NO WARRANTIES, LIABILITIES OR REMEDIES BY MICROSOFT. CLIENT’S AGREEMENT IS WITH VCPI AND ANY WARRANTIES, ASSUMPTION OF LIABILITY FOR DAMAGES AND REMEDIES, IF ANY, ARE PROVIDED BY VCPI AND NOT BY MICROSOFT.

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Statement of Work
9. INDEMNIFICATION. Client agrees to indemnify and hold VCPI harmless from any claim, demand or cause of action and all damages, judgments, decrees, costs and expenses, including attorneys’ fees, arising from Client’s use of MICROSOFT SOFTWARE or any violation by Client of any of the terms of this Agreement.
10. PRODUCT SUPPORT. Product support for the SOFTWARE PRODUCTS is provided to Client by VCPI and is not provided by Microsoft or its affiliates or subsidiaries.
11. NOT FAULT TOLERANT. THE MICROSOFT SOFTWARE PRODUCTS MAY CONTAIN TECHNOLOGY THAT IS NOT FAULT TOLERANT AND IS NOT DESIGNED, MANUFACTURED, OR INTENDED FOR USE OR RESALE IN THE ENVIRONMENTS OR APPLICATIONS IN WHICH THE FAILURE OF THE MICROSOFT SOFTWARE PRODUCTS COULD LEAD TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE.
12. EXPORT RESTRICTIONS. Client acknowledges that the MICROSOFT SOFTWARE PRODUCTS are U.S. origin. Client agrees to comply with all applicable international and national laws that apply to the MICROSOFT SOFTWARE PRODUCTS, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see http://www.microsoft.com/exporting/.
13. NOTE ON JAVA SUPPORT. The MICROSOFT SOFTWARE PRODUCTS may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear sites, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated Microsoft to make this disclaimer.
14. U.S. GOVERNMENT RIGHTS. All MICROSOFT SOFTWARE PRODUCTS provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial rights and restrictions described elsewhere herein. ALL SOFTWARE PRODUCT provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with RESTRICTED RIGHTS as provided for FAR, 48 CFR 52.277-14 (JUNE 1987) or FAR, 48 CFR 252.227-7013 (OCT 1988), as applicable.
15. OTHER RIGHTS AND LIMITATIONS.
a. For Commerce Server, Host Integrations Server and Internet Security and Acceleration Server—Use of Redistributable Software (“SKD Software”). If included in the SOFTWARE PRODUCT, Client may install and use copies of the SDK Software on one or more computers located at the Client’s premises solely for the purpose of building applications that work in conjunction with the Server Software (“Applications”). Client may modify the Sample Code (identified in the “samples” directories) to design, develop, and test Client Applications, and may reproduce and use the Sample Code, as modified, on one or more computers located at Client’s premises. Client may also reproduce and distribute the Sample Code, along with any modifications Client make thereto (for purposes of this section, “modifications” shall mean enhancements to the functionality of the Sample Code), and any files that may be listed and identified in a REDIST.TXT file as “redistributable” (collectively, the “Redistributable Code”) provided that Client agrees:
(1) to distribute the Redistributable Code in object code form and only in conjunction with Client’s Application, which Application adds significant and primary functionality to the Redistributable Code;
(2) not to use MICROSOFT’s name, logo, or trademarks to market the Application;
(3) to include a valid copyright notice in Client’s name on the Application;
(4) to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney’s fees, that arise or result from the use or distribution of the Application;
(5) to otherwise comply with the terms of this License; and
(6) that Microsoft reserves all rights not expressly granted.
b. For Small Business Server-General (excluding Microsoft SQL Server). Note Regarding Use of Redistributable Components. Client may modify, reproduce and/or distribute the files listed in the REDIST.TXT file (collectively referred to as “Redistributable Components”) provided that Client complies with the Modifications Distribution Terms listed in such REDIST.TXT file.
     c. For Small Business Server-Microsoft SQL Server. Note Regarding the Use of Redistributable Components. Client has the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine (“MSDE”) and the files listed in the REDIST.TXT contained in the SOFTWARE PRODUCT (collectively, the “Redistributable Code”), provided that Client also complies with the following:
(1) General Requirements. If Client chooses to redistribute any portion of the Redistributable Code, Client agrees:

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Statement of Work
a. to distribute the Redistributable Code in object code form and only in conjunction with and as a part of a software application product developed by Client that adds significant and primary functionality to the SOFTWARE PRODUCT (“Application”);
b. not to use Microsoft’s name, logo, or trademarks to market the Application;
c. to include a valid copyright notice in Client’s name on the Application;
d. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney’s fees, that arise or result from the use or distribution of the Application; and
e. to otherwise comply with the terms of this License.
Client also agrees not to permit further distribution of the Redistributable Code by Client’s end users except Client may permit further redistribution of the Redistributable Code by Client distributors if they only distribute the Redistributable Code in conjunction with, and as part of, the Application and Client and Client’s distributors comply with all other terms of this License.
(2) Additional Requirements for MSDE. If Client chooses to redistribute MSDE, Client also agrees:
a. that Client’s Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and
b. that unless Client Application requires Client’s Clients to license Microsoft Access in order to operate, Client shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note: A product that includes limited word processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a “general purpose” product.
d.	For Microsoft SQL Server. Use of Redistributable Code. Client have the nonexclusive, royalty-free right to use, reproduce and distribute the Microsoft SQL Server Desktop Engine (“MSDE”) and the files listed in the REDIST.TXT contained in the SOFTWARE PRODUCT (collectively, the “Redistributable Code”), provided that Client also comply with the following:
(1) General Requirements. If Client chooses to redistribute any portion of the Redistributable Code, Client agrees:
a. to distribute the Redistributable Code in object code from and only in conjunction with and as a part of a software application product developed by Client that adds significant and primary functionality to the SOFTWARE PRODUCT (“Application”);
b. not to use Microsoft’s name, logo, or trademarks to market the Application;
c. to include a valid copyright notice in Client’s name on the Application;
d. to indemnify, hold harmless, and defend Microsoft from and against any claims or lawsuits, including attorney’s fees, that arise or result form the use of distribution of the Application; and
e. To otherwise comply with the terms of this License.
Client also agrees not to permit further distribution of the Redistributable Code by Client’s end users except Client may permit further redistribution of the Redistributable Code by Client distributors if they distribute the Redistributable Code in conjunction with, and as part of, the Application and Client’s distributors comply with all other terms of this License.
(2) Additional Requirements for MSDE. If Client chooses to redistribute MSDE, Client also agrees:
a. that Client’s Application shall not substantially duplicate the capabilities of Microsoft Access or, in the reasonable opinion of Microsoft, compete with same; and
b. that unless Client’s Application requires Client’s Clients to license Microsoft Access in order to operate, Client shall not reproduce or use MSDE for commercial distribution in conjunction with a general purpose word processing, spreadsheet or database management software product, or an integrated work or product suite whose components include a general purpose word processing, spreadsheet, or database management software product except for the exclusive use of importing data to the various formats supported by Microsoft Access. Note: A product that includes limited word processing, spreadsheet or database components along with other components which provide significant and primary value, such as an accounting product with limited spreadsheet capability, is not considered to be a “general purpose” produce.
c. For SMS Server. Installation — Client Software. Client may install and use the Installer component of the Client Software (“SMS Installer”) only for the purpose of creating installation programs through the use of SMS Installer (“Setup Programs”). Client may also use and modify the source code

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Statement of Work
designated as “Sample Code” in the SAMPLES.TXT file for the sole purposes of designing, developing, and testing Client’s Setup Programs. Client may also install and use in object code form the Redistributable Components (as defined below), along with any modifications Client may make to the Sample Code, only on Devices within Client’s organization for a purpose other than creation of Setup Programs, provided that: (a) Client reproduces and uses the Redistributable Components only in conjunction with or as part of a Setup Program; (b) a valid SAL is acquired by VCPI on Client’s behalf for Microsoft Systems Management Server for each User that uses the Redistributable Components; and (c) Client indemnifies, holds harmless and defends Microsoft and its suppliers from and against any claims or lawsuit, including attorneys’ fees, that arise or result from the use of Client Setup Program or any software installed by Client Setup Program. Client does not have any other right to install or use SMS Installer. Client may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as “Redistributable Components”), along with any modifications Client may make to the Sample Code, provided that Client comply with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described above. Use of the Redistributable Components. Client may reproduce and distribute the files listed in the REDIST.TXT file (collectively referred to as “Redistributable Components”), along with any modifications Client may make to the Sample Code, provided that Client comply with the Distribution Terms listed in such REDIST.TXT file. Note that the Distribution Terms include, among other conditions, terms similar to those described in subsection (a)-(c) of the Client Software note above.
IN WITNESS WHEREOF, the parties named below, by signatures of their duly authorized representatives, have executed this Agreement on the dates set forth below, the latter of which shall be the effective date of the Agreement.

Accepted by VCPI:	Accepted by Assisted Living Concepts:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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Statement of Work
ATTACHMENT B: Change Management Process
Requirements for initiating a change to the scope of work being performed
The VCPI Statement of Work (“SOW”) provides comprehensive, detailed information concerning the scope and pricing of all services provided by VCPI to the Client.
The SOW is executed by the joint signing of both Section 2 and Attachment A. Section 2 summarizes the services and pricing, and Attachment A details the hosted software and method of licensure.
On the SOW, the Version and Release numbers are indicated in the lower left-hand corner of each page. As VCPI periodically changes our standard SOW, the Version number will change to reflect those improvements. The VCPI Account Manager will notify the Client of new Versions of the SOW as available, and the Client will choose whether to migrate to the newer Version of the SOW. If the Client would like to benefit from the enhanced Version, the Account Manager will draft an updated SOW for joint execution.
Client-initiated changes require a Statement of Work – Addendum to be signed. Examples of changes requiring a new Release would include:
(a)	Acquisitions/divestitures of sites;

(b)	Additions/deletions of hosted applications; and

(c)	Scope and/or pricing changes, etc.
The VCPI Account Manager will notify the Client if any Client-requested change requires an amendment to the SOW. If so, the Account Manager will draft a Statement of Work – Addendum agreement, which details the changes to be made to the SOW.
Through this process the SOW will always represent a cumulative and current documentation of the services to be performed by VCPI and the pricing to be paid by the Client. The VCPI Account Manager will ensure accurate record-keeping of the SOW history, and is available to the Client to address any questions or issues.

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Statement of Work
ATTACHMENT C: Service Level Agreements
VCPI minimum performance standards
Service level agreements and non-performance penalties (if applicable) between VCPI and Client for services delivered under this contract are defined below.
General Disclaimer
In the event VCPI fails to attain the service levels identified below, in total or in part, the Client is entitled to receive a negotiated portion of the monthly application hosting fees as a credit with the following stipulations:
•	The Client has executed the Statement of Work.

•	The Client has no past-due balances at the time of the credit request.

•	VCPI systems management tools and data will be the basis for calculations and determinations.

•	Client must notify VCPI in writing of a credit request within 30 days after the applicable month-end.

•	The Client meets Client Requirements/Assumptions identified in the Deliverables section of this Statement of Work.

•	All personal computers and servers connected to the VCPI network must have current Anti-virus software, and latest OS security and service packs installed to be eligible for SLAs .
Production Services — Application Hosting SLA
Availability
•	Shared storage environment meets or exceeds 99.9% scheduled uptime.

•	Wide area network (WAN) environment meets or exceeds 99.9% scheduled uptime.
Utilization
•	Central Processor Unit (CPU) utilization not to exceed 70% monthly average during normal business hours (7am – 7pm Central Time).

•	Memory utilization not to exceed 70% monthly average during normal business hours (7am – 7pm Central Time).
Definitions
•	‘Scheduled Uptime’ is defined as the duration in hours of system availability, including planned scheduled outages, divided by the total hours in a month, expressed as a percentage.

•	‘Scheduled Uptime’ is alternatively defined as the total hours in a month less unscheduled outage or interruption duration, divided by the total hours in a month, expressed as a percentage.

•	‘Unscheduled Outage or Interruption’ is defined as the duration in hours that the Client cannot access of the specifically named hosted applications (please refer to the Client Software Declaration), excluding:
(1)	planned scheduled outages for system maintenance.

(2)	access circuit problems of the Client’s local network connection.

(3)	latency or other problems related to Internet-based Virtual Private Networks (VPNs).

(4)	unscheduled outages or interruptions caused by Client-owned equipment, applications not listed on the Client Software Declaration, or Client-site network problems.

(5)	unscheduled outages or interruptions caused by circumstances beyond VCPI’s reasonable control (i.e. force majeure, exploits in packaged software, etc.).

(6)	Software no longer supported by the vendor.

(7)	Software in non-current releases and/or patch levels.

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Statement of Work
Telecommunication Services – Network Connectivity SLA
General
•	Credits due to data carrier Service Level Agreement violations will be passed through to the Client if VCPI is paying carrier invoices on Client’s behalf.
Client Support Services – Service Desk SLA
Call Back
•	URGENT– Call will be warm transferred to a technician.

•	HIGH – Initial call back within 2.5 hours.

•	MEDIUM – Initial call back within 8 business hours.

•	LOW – As scheduled per work order or project plan.
General
•	Call reports generated from the HEAT call tracking database will be provided to Client on a weekly basis.

•	SLAs are void in the following conditions:
▪	Planned, scheduled outages for system maintenance.

▪	Access circuit problems of the Client’s local network connection.

▪	Latency or other problems related to Internet-based Virtual Private Networks (VPNs).

▪	Unscheduled outages or interruptions caused by Client-owned equipment, applications not listed on the Client Software Declaration, or Client-site network problems.

▪	Unscheduled outages or interruptions caused by circumstances beyond VCPI’s reasonable control (i.e. force majeure, exploits in packaged software, etc.).

▪	Software no longer supported by the vendor.

▪	Software in non-current releases and/or patch levels.
Field Support Services – Onsite Technical Support SLA
Onsite
VCPI will have a technician onsite to troubleshoot the reported issue within the timeframes listed below (based on issue severity):
•	Priority 1 (high priority): Resource onsite within two (2) business days.

•	Priority 3 (medium priority): Resource onsite within five (5) business days.

•	Priority 5 (low priority): Resource onsite within ten (10) business days.
General
•	If a VCPI technician is not available to fulfill the timeframes listed above, a third party technical resource will be utilized to troubleshoot and resolve the issue.

•	Rates will be billed per 3rd party rates in the Client’s area; however, these time frames cannot be guaranteed by VCPI.

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Statement of Work
ATTACHMENT D: Site Listing

Facility Name	Address	City	County	State

Total Facilities	0

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Statement of Work
ATTACHMENT E: Standard Rate Schedule
Effective until September 30, 2006

Service	Standard Hourly Rate	ALC Hourly Rate

Training Services	$125/Hr	$125/Hr

System Engineering Support	$125/Hr	$125/Hr

Network Engineering Support	$125/Hr	$125/Hr

Telecommunications Support	$ 85/Hr	$ 85/Hr

IT Security Support	$125/Hr	$125/Hr

Service Desk Analyst Service	$ 85/Hr	$ 75/Hr

Field Engineering Support	$ 85/Hr	$ 85/Hr

Disaster Recovery Services	$125/Hr	$125/Hr

Development Services	$110/Hr	$110/Hr

Project Management	$125/Hr	$125/Hr

IT Hardware Procurement	VCPI current list	VCPI current list

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